UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2005

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-6770                25-0790410
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission file         (I.R.S. Employer
        incorporation)                    number)         Identification Number)



   8285 TOURNAMENT DRIVE, SUITE 150,
          MEMPHIS, TENNESSEE                            38125
--------------------------------------------------------------------------------
    (Address of principal executive                   (Zip Code)
               offices)

                                  (901) 753-3200
             (Registrant's telephone number, including area code)

                                  NOT APPLICABLE
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 5, 2005, Mueller Streamline China, LLC and Mueller Streamline Holding, S.L. (together, the "Company's Subsidiaries"), subsidiaries of Mueller Industries, Inc. (the "Company"), received a business license from a Chinese industry and commerce authority, establishing a joint venture between the Company's Subsidiaries, Jiangsu Xingrong Hi-Tech Co., Ltd. ("XR") and Jiangsu Baiyang Industries Ltd. ("BY"). That certain Equity Joint Venture Agreement, among the Company's Subsidiaries, XR and BY (the "JV Agreement"), provides for a joint venture named Jiangsu Mueller-Xingrong Copper Industries Limited (the "Joint Venture"), to design, market and manufacture commercial copper tube and related products for air conditioning applications. It is anticipated that such products will be marketed and sold primarily in the People's Republic of China, as well as complement the Company's U.S. product line.

      Pursuant to the terms and conditions of the JV Agreement, the Company's Subsidiaries will contribute to the Joint Venture approximately U.S. $19,400,000 in cash, and XR and BY will collectively contribute the equivalent of approximately U.S. $19,015,841 in machinery, equipment, land use rights and other assets. Upon the consummation of such contributions, the Joint Venture will be owned 50.5% by the Company's Subsidiaries and 49.5% by XR and BY together.

      Among other conditions, no party to the Joint Venture had any obligation to make contributions to the Joint Venture until the Joint Venture received the business license from the Chinese industry and commerce authority, which was received on December 5, 2005.

      The Joint Venture shall be governed by a five member board of directors, of which three members shall be elected by the Company, through the Company's Subsidiaries and two members shall be elected by XR and BY together.

      This report contains "forward-looking statements" based on the Company's current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties which could cause actual results and events to differ materially from those anticipated. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


(c)   Exhibits

 Exhibit No.                             Description
--------------------------------------------------------------------------------
10.1    Equity Joint Venture Agreement, among Mueller Streamline China,
        LLC, Mueller Streamline Holding, S.L., Jiangsu Xingrong Hi-Tech
        Co., Ltd. and Jiangsu Baiyang Industries Ltd.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MUELLER INDUSTRIES, INC.


                                    By:   /s/Kent A. McKee
                                          -------------------------------
                                          Name:  Kent A. McKee
                                          Title: Vice President and
                                                 Chief Financial Officer


Date: December 9, 2005